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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2001

                         ADAPTIVE BROADBAND CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

                  000-07428                            94-1668412
            (Commission File No.)             (IRS Employer Identification No.)

                          2055 GATEWAY PLACE, SUITE 400
                           SAN JOSE, CALIFORNIA 95110
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 451-3940


                           _________________________

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Item 5.  Other Events.

        Adaptive Broadband Corporation, Debtor and Debtor in Possession, has submitted a Chapter 11 Monthly Operating Report (General Business Case) for the month ended August 25, 2001 (the "August Monthly Operating Report") in the matter In re Adaptive Broadband Corporation (Case No. 01-53685 ASW) in the U.S. Bankruptcy Court, Northern District of California, San Jose Division. The August Monthly Operating Report for the month ended August 25, 2001, dated September 20, 2001 is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

        99.1 Monthly Operating Report for the month ended August 25, 2001, dated September 20, 2001.

                                       1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Adaptive Broadband Corporation



Dated:  October 3, 2001                    By:  /s/ Daniel L. Scharre
                                             -----------------------------------
                                                Daniel L. Scharre
                                                Chairman, President and Chief
                                                Executive Officer

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                                INDEX TO EXHIBITS

        Exhibit
        Number     Description
        ------     -----------
        99.1       Monthly Operating Report for the month ended August 25, 2001, dated September 20, 2001.